The depositor has filed a registration statement (including a prospectus) with the U.S. Securities and Exchange Commission (the "SEC"). The depositor has filed or will file with the SEC a prospectus supplement and any issuer free-writing prospectus with respect to this offering (together with the registration statement and prospectus, the "Offering Documentation"). Before you invest, you should read the prospectus in that registration statement and other documents relating to this offering that the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get the Offering Documentation (when completed) for free by searching the SEC online database (EDGAR(R)) at www.sec.gov. Alternatively, you may obtain a copy of the Offering Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling 1-800-666-2388, extension 59519.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

Lehman Brothers

                                                             3/5/2007 1:09:56 PM
                                                           alfeely:LXS073_G3_FIN

                               Price-Yield Report
                            Settlement Date: 02/28/07
                            Yield Table - Bond 3B-A2

             -------------------------------------------------------
                            Bond Summary - Bond 3B-A2
             -------------------------------------------------------
                Fixed Coupon: 6.5                  Type: Fixed
                    Orig Bal: 20253000

                      Factor: 1
                 Factor Date: 02/25/07         Next Pmt: 03/25/07
                       Delay: 24                  Cusip:
             -------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                  50 % User_Curve_3             75 % User_Curve_3             90 % User_Curve_3            100 % User_Curve_3
             (/home/sbharatw/102512.txt)   (/home/sbharatw/102512.txt)   (/home/sbharatw/102512.txt)   (/home/sbharatw/102512.txt)
                   0 %CURR.BAL/ANN               0 %CURR.BAL/ANN               0 %CURR.BAL/ANN               0 %CURR.BAL/ANN
               65 %, Recovery Lag: 6 m       65 %, Recovery Lag: 6 m       65 %, Recovery Lag: 6 m       65 %, Recovery Lag: 6 m
------------------------------------------------------------------------------------------------------------------------------------
Price              Yield    Duration             Yield    Duration            Yield     Duration            Yield     Duration
------------------------------------------------------------------------------------------------------------------------------------
99.84375           6.534      4.401              6.515      3.262             6.503       2.805             6.494       2.558
99.86875           6.528      4.402              6.507      3.263             6.494       2.805             6.485       2.559
99.89375           6.523      4.403               6.5       3.264             6.485       2.806             6.475       2.56
99.91875           6.517      4.404              6.492      3.264             6.476       2.806             6.465       2.56
99.94375           6.511      4.404              6.484      3.265             6.467       2.807             6.456       2.561
99.96875           6.506      4.405              6.477      3.266             6.458       2.808             6.446       2.561
99.99375            6.5       4.406              6.469      3.267              6.45       2.808             6.436       2.562
100.01875          6.494      4.407              6.461      3.267             6.441       2.809             6.426       2.562
100.04375          6.489      4.408              6.454      3.268             6.432        2.81             6.417       2.563
100.06875          6.483      4.409              6.446      3.269             6.423        2.81             6.407       2.564
100.09375          6.477       4.41              6.439      3.269             6.414       2.811             6.397       2.564
------------------------------------------------------------------------------------------------------------------------------------
Average Life             6.06                          4.12                         3.43                          3.07
First Pay              03/25/07                      03/25/07                     03/25/07                      03/25/07
Last Pay               11/25/22                      01/25/18                     03/25/16                      04/25/15
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                 110 % User_Curve_3              125 % User_Curve_3           150 % User_Curve_3            175 % User_Curve_3
             (/home/sbharatw/102512.txt)    (/home/sbharatw/102512.txt)   (/home/sbharatw/102512.txt)   (/home/sbharatw/102512.txt)
                   0 %CURR.BAL/ANN                0 %CURR.BAL/ANN               0 %CURR.BAL/ANN               0 %CURR.BAL/ANN
               65 %, Recovery Lag: 6 m        65 %, Recovery Lag: 6 m       65 %, Recovery Lag: 6 m       65 %, Recovery Lag: 6 m
-----------------------------------------------------------------------------------------------------------------------------------
Price             Yield      Duration         Yield        Duration            Yield     Duration            Yield      Duration
-----------------------------------------------------------------------------------------------------------------------------------
99.84375          6.486       2.342              6.472       2.073             6.448       1.711             6.42        1.432
99.86875          6.475       2.343              6.46        2.073             6.433       1.711             6.403       1.433
99.89375          6.465       2.343              6.448       2.074             6.419       1.711             6.386       1.433
99.91875          6.454       2.344              6.436       2.074             6.404       1.712             6.368       1.433
99.94375          6.443       2.344              6.424       2.075             6.39        1.712             6.351       1.434
99.96875          6.433       2.345              6.412       2.075             6.375       1.713             6.334       1.434
99.99375          6.422       2.345               6.4        2.076             6.361       1.713             6.316       1.434
100.01875         6.411       2.346              6.388       2.076             6.346       1.713             6.299       1.435
100.04375         6.401       2.347              6.376       2.077             6.332       1.714             6.282       1.435
100.06875         6.39        2.347              6.364       2.077             6.317       1.714             6.264       1.435
100.09375         6.38        2.348              6.353       2.078             6.303       1.715             6.247       1.436
-----------------------------------------------------------------------------------------------------------------------------------
Average Life            2.77                           2.41                          1.94                          1.59
First Pay             03/25/07                       03/25/07                      03/25/07                      03/25/07
Last Pay              06/25/14                       07/25/13                      04/25/12                      06/25/11
-----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
 Tsy BM      3-mo     6-mo     2-yr     3-yr     5-yr    10-yr     30-yr  Lib BM   1-mo   2-mo   3-mo   6-mo    1-yr     2-yr
------------------------------------------------------------------------------------------------------------------------------
  Yield     5.2384   5.1844   4.7811   4.6852   4.6312   4.6475   4.7538   Yield   5.32   5.34   5.35   5.37   5.3515   5.1536
 Coupon                        4.75      4.75   4.625    4.625      4.75
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
 Tsy BM      3-yr     4-yr     5-yr     7-yr     8-yr     9-yr   10-yr    12-yr     15-yr    20-yr   25-yr     30-yr
--------------------------------------------------------------------------------------------------------------------
  Yield     5.0777   5.0632   5.0687   5.1052   5.1275   5.148   5.1675   5.2075   5.2566   5.2982   5.3072   5.3063
 Coupon
--------------------------------------------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the U.S. Securities and Exchange Commission (SEC) for this offering. Before you invest, you should read the prospectus for this offering in that registration statement, and other documents the issuer has filed with the SEC (including any related free-writing prospectus, preliminary prospectus supplement or preliminary pricing supplement, as applicable), for more complete information about the issuer and this offering. You may get these documents, as well as the final prospectus, prospectus supplement or pricing supplement (when completed), as applicable (such preliminary and final documentation together, the Offer Documentation), for free by searching the SEC online database (EDGAR) at www.sec.gov. Alternatively, you may obtain a copy of the Offer Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling 212 526 7000.


                                                                             1/1

Lehman Brothers

                                                             3/5/2007 1:13:17 PM
                                                           alfeely:LXS073_G3_FIN

                               Price-Yield Report
                            Settlement Date: 02/28/07
                            Yield Table - Bond 3B-A3

             -------------------------------------------------------
                            Bond Summary - Bond 3B-A3
             -------------------------------------------------------
                  Fixed Coupon: 6.01               Type: Fixed
                      Orig Bal: 20000000

                        Factor: 1
                   Factor Date: 02/25/07       Next Pmt: 03/25/07
                         Delay: 24                Cusip:
             -------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                  50 % User_Curve_3             75 % User_Curve_3             90 % User_Curve_3            100 % User_Curve_3
             (/home/sbharatw/102512.txt)   (/home/sbharatw/102512.txt)   (/home/sbharatw/102512.txt)   (/home/sbharatw/102512.txt)
                   0 %CURR.BAL/ANN               0 %CURR.BAL/ANN               0 %CURR.BAL/ANN               0 %CURR.BAL/ANN
               65 %, Recovery Lag: 6 m       65 %, Recovery Lag: 6 m       65 %, Recovery Lag: 6 m       65 %, Recovery Lag: 6 m
----------------------------------------------------------------------------------------------------------------------------------
Price              Yield    Duration             Yield    Duration            Yield     Duration            Yield     Duration
----------------------------------------------------------------------------------------------------------------------------------
   100             6.004      4.504              5.975      3.321             5.957       2.849             5.944       2.596
----------------------------------------------------------------------------------------------------------------------------------
Average Life             6.06                          4.12                         3.43                          3.07
First Pay              03/25/07                      03/25/07                     03/25/07                      03/25/07
Last Pay               11/25/22                      01/25/18                     03/25/16                      04/25/15
----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                 110 % User_Curve_3              125 % User_Curve_3           150 % User_Curve_3            175 % User_Curve_3
             (/home/sbharatw/102512.txt)    (/home/sbharatw/102512.txt)   (/home/sbharatw/102512.txt)   (/home/sbharatw/102512.txt)
                   0 %CURR.BAL/ANN                0 %CURR.BAL/ANN               0 %CURR.BAL/ANN               0 %CURR.BAL/ANN
               65 %, Recovery Lag: 6 m        65 %, Recovery Lag: 6 m       65 %, Recovery Lag: 6 m       65 %, Recovery Lag: 6 m
-----------------------------------------------------------------------------------------------------------------------------------
Price              Yield    Duration             Yield    Duration            Yield     Duration            Yield     Duration
-----------------------------------------------------------------------------------------------------------------------------------
   100             5.931      2.374              5.911      2.098              5.873      1.729              5.832      1.446
-----------------------------------------------------------------------------------------------------------------------------------
Average Life             2.77                          2.41                         1.94                          1.59
First Pay              03/25/07                      03/25/07                     03/25/07                      03/25/07
Last Pay               06/25/14                      07/25/13                     04/25/12                      06/25/11
-----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
   Tsy BM   3-mo      6-mo     2-yr     3-yr     5-yr    10-yr     30-yr  Lib BM   1-mo   2-mo   3-mo   6-mo    1-yr     2-yr
------------------------------------------------------------------------------------------------------------------------------
   Yield   5.2384    5.1844   4.7811   4.6852   4.6312   4.6475   4.7538   Yield   5.32   5.34   5.35   5.37   5.3515   5.1536
  Coupon                        4.75     4.75    4.625    4.625     4.75
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
   Tsy BM   3-yr     4-yr     5-yr     7-yr     8-yr     9-yr    10-yr    12-yr    15-yr    20-yr    25-yr    30-yr
-------------------------------------------------------------------------------------------------------------------
   Yield   5.0777   5.0632   5.0687   5.1052   5.1275   5.148   5.1675   5.2075   5.2566   5.2982   5.3072   5.3063
  Coupon
-------------------------------------------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the U.S. Securities and Exchange Commission (SEC) for this offering. Before you invest, you should read the prospectus for this offering in that registration statement, and other documents the issuer has filed with the SEC (including any related free-writing prospectus, preliminary prospectus supplement or preliminary pricing supplement, as applicable), for more complete information about the issuer and this offering. You may get these documents, as well as the final prospectus, prospectus supplement or pricing supplement (when completed), as applicable (such preliminary and final documentation together, the Offer Documentation), for free by searching the SEC online database (EDGAR) at www.sec.gov. Alternatively, you may obtain a copy of the Offer Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling 212 526 7000.


                                                                             1/1

Lehman Brothers

                                                             3/5/2007 2:31:51 PM
                                                        sbharatw:LXS073_G1_FINAL

                               Price-Yield Report
                           Settlement Date: 02/28/07
                            Yield Table - Bond 1B-A1

        ---------------------------------------------------------------
                            Bond Summary - Bond 1B-A1
        ---------------------------------------------------------------
        Initial Coupon: 5.48                  Type: Fltr
              Orig Bal: 151879000
                                           Formula: (USD_LIB_1M)+16.0bp
                Factor: 1         Cap/Floor/Margin:100.00/0.08/0.16
           Factor Date: 02/25/07          Next Pmt: 03/25/07
                 Delay: 0                    Cusip:
        ---------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
            0 PSA, Grp 1: 10 CPR,    0 PSA, Grp 1: 20 CPR,    0 PSA, Grp 1: 25 CPR,    0 PSA, Grp 1: 30 CPR,   0 PSA, Grp 1: 50 CPR,
               Grp 2: 10 CPR,           Grp 2: 20 CPR,           Grp 2: 25 CPR,           Grp 2: 30 CPR,          Grp 2: 50 CPR,
                Grp 3: S-1:25            Grp 3: S-1:25            Grp 3: S-1:25           Grp 3: S-1:25           Grp 3: S-1:25
                 59:100 CPR               59:100 CPR               59:100 CPR               59:100 CPR              59:100 CPR
              USD_LIB_1M: 5.32         USD_LIB_1M: 5.32         USD_LIB_1M: 5.32         USD_LIB_1M: 5.32        USD_LIB_1M: 5.32
               0 %CURR.BAL/ANN          0 %CURR.BAL/ANN          0 %CURR.BAL/ANN          0 %CURR.BAL/ANN         0 %CURR.BAL/ANN
               65 %, Recovery           65 %, Recovery           65 %, Recovery           65 %, Recovery          65 %, Recovery
                  Lag: 6 m                 Lag: 6 m                 Lag: 6 m                 Lag: 6 m                Lag: 6 m
------------------------------------------------------------------------------------------------------------------------------------
   Price       Yield   Duration         Yield   Duration         Yield   Duration         Yield  Duration         Yield  Duration
------------------------------------------------------------------------------------------------------------------------------------
100.875        5.385    5.556           5.272    3.235           5.208    2.612           5.138    2.161          4.764    1.124
100.9          5.381    5.557           5.265    3.236           5.198    2.612           5.127    2.161          4.742    1.124
100.925        5.376    5.558           5.257    3.236           5.189    2.613           5.115    2.162          4.72     1.125
100.95         5.372    5.559           5.249    3.237           5.179    2.614           5.104    2.162          4.698    1.125
100.975        5.368    5.561           5.242    3.238           5.17     2.614           5.092    2.163          4.676    1.125
101            5.363    5.562           5.234    3.239           5.161    2.615           5.081    2.163          4.654    1.126
101.025        5.359    5.563           5.227    3.239           5.151    2.615           5.069    2.164          4.632    1.126
101.05         5.354    5.564           5.219    3.24            5.142    2.616           5.058    2.165          4.61     1.126
101.075        5.35     5.565           5.211    3.241           5.132    2.617           5.046    2.165          4.588    1.126
101.1          5.345    5.567           5.204    3.242           5.123    2.617           5.035    2.166          4.566    1.127
101.125        5.341    5.568           5.196    3.242           5.113    2.618           5.024    2.166          4.544    1.127
------------------------------------------------------------------------------------------------------------------------------------
Average Life      7.57412                  3.84581                  2.99454                  2.41557                 1.18483
 First Pay        03/25/07                 03/25/07                 03/25/07                 03/25/07                03/25/07
 Last Pay         01/25/26                 06/25/17                 03/25/15                 09/25/13                07/25/10
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
Tsy BM      3-mo     6-mo     2-yr     3-yr     5-yr     10-yr    30-yr  Lib BM   1-mo   2-mo    3-mo   6-mo   1-yr     2-yr
-----------------------------------------------------------------------------------------------------------------------------
 Yield     5.1499   5.1476   4.8696   4.7585   4.7174   4.7299   4.8263   Yield   5.32   5.345   5.36   5.4   5.3891   5.2196
Coupon                        4.875     4.75     4.75    4.625     4.75
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
Tsy BM      3-yr    4-yr     5-yr     7-yr     8-yr     9-yr     10-yr   12-yr    15-yr   20-yr   25-yr    30-yr
-----------------------------------------------------------------------------------------------------------------
 Yield     5.146   5.1304   5.1349   5.1699   5.1886   5.2076   5.2274   5.2649   5.314  5.3531   5.3672   5.3663
Coupon
-----------------------------------------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the U.S. Securities and Exchange Commission (SEC) for this offering. Before you invest, you should read the prospectus for this offering in that registration statement, and other documents the issuer has filed with the SEC (including any related free-writing prospectus, preliminary prospectus supplement or preliminary pricing supplement, as applicable), for more complete information about the issuer and this offering. You may get these documents, as well as the final prospectus, prospectus supplement or pricing supplement (when completed), as applicable (such preliminary and final documentation together, the Offer Documentation), for free by searching the SEC online database (EDGAR) at www.sec.gov. Alternatively, you may obtain a copy of the Offer Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling 212 526 7000.


                                                                             1/1

Lehman Brothers

                                                            3/5/2007 12:55:37 PM
                                                         alfeely:LXS073_G2_FINAL

                               Price-Yield Report
                            Settlement Date: 02/28/07
                        Discount Margin Table - Bond 2-A4

        ---------------------------------------------------------------
                            Bond Summary - Bond 2-A4
        ---------------------------------------------------------------
        Initial Coupon: 5.55                  Type: Fltr
              Orig Bal: 54961000
                                           Formula: (USD_LIB_1M)+23.0bp
                Factor: 1         Cap/Floor/Margin:100.00/0.22/0.23
           Factor Date: 02/25/07          Next Pmt: 03/25/07
                 Delay: 0                    Cusip:
        ---------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                0 PSA, Grp 1: 10 CPR,         0 PSA, Grp 1: 20 CPR,         0 PSA, Grp 1: 25 CPR,         0 PSA, Grp 1: 30 CPR,
             Grp 3: 100 % User_Curve_3     Grp 3: 100 % User_Curve_3     Grp 3: 100 % User_Curve_3     Grp 3: 100 % User_Curve_3
            (/home/sbharatw/102512.txt)   (/home/sbharatw/102512.txt)   (/home/sbharatw/102512.txt)   (/home/sbharatw/102512.txt)
                  USD_LIB_1M: 5.32              USD_LIB_1M: 5.32              USD_LIB_1M: 5.32              USD_LIB_1M: 5.32
                   0 %CURR.BAL/ANN               0 %CURR.BAL/ANN               0 %CURR.BAL/ANN               0 %CURR.BAL/ANN
               75 %, Recovery Lag: 0 m       75 %, Recovery Lag: 0 m       75 %, Recovery Lag: 0 m       75 %, Recovery Lag: 0 m
---------------------------------------------------------------------------------------------------------------------------------
Price           DM          Duration        DM          Duration      DM           Duration        DM         Duration        DM
---------------------------------------------------------------------------------------------------------------------------------
99.875              25      5.344                 27      3.109                28       2.508                 29       2.068
99.8875             25      5.345                 27      3.109                27       2.509                 28       2.068
99.9                25      5.345                 26      3.109                27       2.509                 28       2.068
99.9125             25      5.346                 26      3.11                 26       2.509                 27       2.069
99.925              24      5.346                 25      3.11                 26       2.51                  27       2.069
99.9375             24      5.347                 25      3.11                 25       2.51                  26       2.069
99.95               24      5.348                 25      3.111                25       2.51                  25       2.069
99.9625             24      5.348                 24      3.111                24       2.511                 25       2.07
99.975              23      5.349                 24      3.112                24       2.511                 24       2.07
99.9875             23      5.349                 23      3.112                23       2.511                 24       2.07
100                 23      5.35                  23      3.112                23       2.512                 23       2.071
---------------------------------------------------------------------------------------------------------------------------------
Average Life           7.35                          3.73                         2.9                            2.33
 First Pay           03/25/07                      03/25/07                     03/25/07                       03/25/07
  Last Pay           01/25/26                      05/25/17                     02/25/15                       08/25/13
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                0 PSA, Grp 1: 35 CPR,         0 PSA, Grp 1: 40 CPR,         0 PSA, Grp 1: 50 CPR,
             Grp 3: 100 % User_Curve_3      Grp 3: 100 % User_Curve_3    Grp 3: 100 % User_Curve_3
            (/home/sbharatw/102512.txt)   (/home/sbharatw/102512.txt)   (/home/sbharatw/102512.txt)
                  USD_LIB_1M: 5.32              USD_LIB_1M: 5.32              USD_LIB_1M: 5.32
                   0 %CURR.BAL/ANN               0 %CURR.BAL/ANN               0 %CURR.BAL/ANN
               75 %, Recovery Lag: 0 m       75 %, Recovery Lag: 0 m       75 %, Recovery Lag: 0 m
---------------------------------------------------------------------------------------------------
Price            Duration        DM          Duration           DM          Duration
---------------------------------------------------------------------------------------------------
99.875              30       1.727                31       1.451               35        1.044
99.8875             29       1.727                31       1.451               34        1.045
99.9                29       1.727                30       1.451               32        1.045
99.9125             28       1.728                29       1.451               31        1.045
99.925              27       1.728                28       1.452               30        1.045
99.9375             27       1.728                27       1.452               29        1.045
99.95               26       1.728                26       1.452               28        1.045
99.9625             25       1.728                26       1.452               26        1.045
99.975              24       1.729                25       1.452               25        1.046
99.9875             24       1.729                24       1.453               24        1.046
100                 23       1.729                23       1.453               23        1.046
---------------------------------------------------------------------------------------------------
Average Life           1.91                           1.58                         1.11
 First Pay           03/25/07                       03/25/07                     03/25/07
  Last Pay           07/25/12                       09/25/11                     07/25/10
---------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Tsy BM     3-mo     6-mo     2-yr     3-yr     5-yr    10-yr    30-yr   Lib BM   1-mo   2-mo   3-mo    6-mo   1-yr    2-yr     3-yr
------------------------------------------------------------------------------------------------------------------------------------
 Yield    4.9335   5.0694   4.7213   4.6177   4.5654   4.5908   4.7128   Yield   5.35   5.35   5.365   5.37  5.2972  5.0738   4.9902
Coupon                       4.625    4.625      4.5    4.625      4.5
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
Tsy BM     4-yr     5-yr     7-yr     8-yr     9-yr     10-yr    12-yr    15-yr    20-yr   25-yr    30-yr
----------------------------------------------------------------------------------------------------------
 Yield    4.9765   4.9854   5.0181   5.0362   5.0552   5.0758   5.1158   5.1663   5.2068   5.2198   5.2203
Coupon
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

The issuer has filed a registration statement (including a prospectus) with the U.S. Securities and Exchange Commission (SEC) for this offering. Before you invest, you should read the prospectus for this offering in that registration statement, and other documents the issuer has filed with the SEC (including any related free-writing prospectus, preliminary prospectus supplement or preliminary pricing supplement, as applicable), for more complete information about the issuer and this offering. You may get these documents, as well as the final prospectus, prospectus supplement or pricing supplement (when completed), as applicable (such preliminary and final documentation together, the Offer Documentation), for free by searching the SEC online database (EDGAR) at www.sec.gov. Alternatively, you may obtain a copy of the Offer Documentation from Lehman Brothers Inc., 745 Seventh Ave., New York, NY, 10019, Attn: Asset Backed Fixed Income Syndicate or by calling 212 526 7000.


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